SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2007

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

(a) On February 9, 2007, Charter Communications, Inc. issued a press release announcing preliminary financial and operating results for the fourth quarter 2006. The following information, including the entirety of the press release appearing in Exhibit 99.1 hereto, is not filed but is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

(b) On February 9, 2007, Charter Communications, Inc. issued a press release announcing the initiation of the refinancing and expansion of the senior secured credit facilities of its subsidiary, Charter Communications Operating, LLC. The following information, including the entirety of the press release appearing in Exhibit 99.2 hereto, is not filed but is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press Release dated as of February 9, 2007.*
99.2	Press Release dated as of February 9, 2007.*

* furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

Dated: February 9, 2007

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated as of February 9, 2007.*
99.2	Press Release dated as of February 9, 2007.*

* furnished herewith